UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 14, 2003

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)

250 Rittenhouse Circle
Bristol, PA 19007
(Address of principal executive offices)

(215) 785-4000
(Registrant's telephone number, including area code)

Item 5. Other Events.

On August 14, 2003, the Registrant issued a press release announcing that the Bankruptcy Court had approved Jones Apparel Group's agreement to purchase Kasper A.S.L., Ltd.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 7. Exhibits.

99.1	Press Release of the Registrant dated August 14, 2003.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ Wesley R. Card Wesley R. Card Chief Operating and Financial Officer

 Date: August 14, 2003

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Registrant dated August 14, 2003.

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